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                          U.S. SECURITIES AND EXCHANGE
                           COMMISSION Washington, D.C.
                                      20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                      February 21, 2007 (February 9, 2007)


                        Ace Marketing & Promotions, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                    New York
                                    --------
            (State or jurisdiction of incorporation or organization)

                                    000-51160
                                    ---------
                            (Commission File Number)

                                   11-3427886
                                   ----------
                     (I.R.S. Employer Identification Number)

                  457 Rockaway Avenue, Valley Stream, NY 11582
                  --------------------------------------------
               (Address of principal executive offices (Zip Code)

                  Registrant's telephone number: (516) 256-7766

         _____________________________________________________________
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.
          -------------------------

Reference is made to the press release appended hereto as Exhibit 99.1.

Item 8.01 Other Events.
          -------------

         On February 9, 2007, we entered into a letter of intent to acquire the customer base and intangible assets of Bright Ideas Marketing & Promotions, Inc. The anticipated purchase price is estimated at $380,000 to be paid one-half in cash and one-half in our restricted Common Stock, subject to adjustment. In connection with said acquisition, we intend to enter into three-year employment contracts with two key employees and owners of Bright Ideas. We can provide no assurances that our acquisition of the customer base and other intangible assets of Bright Ideas will be completed. For 2006, Bright Ideas had approximately $1,000,000 in gross sales and $380,000 in gross profit (unaudited).

Item 9.01 Financial Statements and Exhibits.
          ----------------------------------

Exhibit
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99.1 Press Release dated February 21, 2007

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           ACE MARKETING & PROMOTIONS, INC.


Dated:  February 21, 2007                  By: /s/ Michael D. Trepeta
                                               ---------------------------------
                                           Michael D. Trepeta, President